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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                         DATE OF REPORT: MARCH 11, 1998


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                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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    Delaware                          0-26802                   58-2360335
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(STATE OR OTHER                (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                          ----------------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.           OTHER EVENTS

         On March 11, 1998, CheckFree Holdings Corporation, a Delaware corporation ("CheckFree"), and Integrion Financial Network ("Integrion") announced today that they had signed an agreement whereby CheckFree will assume the management of Integrion's Herndon, Virginia operations in the summer of 1998 (the "Herndon Agreement"). This operation, which handles bill payment fulfillment and customer service, serves approximately 50 financial institution customers of Integrion. The Herndon Agreement is a significant step in the 10-year processing Strategic Alliance Agreement announced in October 1997 in which CheckFree will become the supplier of back-end electronic billing and payment processing services to Integrion customers. In turn, Integrion's Interactive Financial Services (IFS) platform will become CheckFree's preferred front-end system for routing financial transactions. Upon completion of the Herndon Agreement, Integrion warrants on three million shares of CheckFree stock became vested, exercisable at $20 15/16. CheckFree plans to take a non-cash charge of $30 to $40 million related to such warrants at the end of the quarter ended March 31, 1998.

         CheckFree's press release issued March 11, 1998 regarding the Herdon Agreement is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                       Description

                  99 Press release of CheckFree Corporation issued March 11, 1998, regarding the Herdon Agreement.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHECKFREE HOLDINGS CORPORATION


Date:  March 13, 1998             By:  /s/ James S. Douglass
                                     ----------------------------------------
                                     James S. Douglass, Executive Vice
                                     President and Chief Financial Officer


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                                  EXHIBIT INDEX


             Exhibit No.                       Description

                  99 Press release of CheckFree Corporation issued March 11, 1998, regarding the Herdon Agreement.









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